Fees and Expenses - NYLI MacKay Short Duration High Income Fund	Oct. 31, 2024
Prospectus [Line Items]
Shareholder Fees Caption [Optional Text]	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Expenses Deferred Charges [Text Block]	No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.